                                                                    EXHIBIT 99.5

                  CONSENT TO BE NAMED IN REGISTRATION STATEMENT

         We hereby consent to the reference to our legal opinion in the section headed "Regulation of the Russian Broadcasting Industry - Applicable Laws - Mass
Media Law" in the registration statement on Form S-1 filed by CTC Media, Inc., a
Delaware corporation, with the Securities and Exchange Commission, and any amendment thereto.

                           SQUIRE, SANDERS & DEMPSEY (MOSCOW) LLC

                           By: /s/ David M. Wack
                               Name: David M. Wack
                               -------------------------------------------
                               Title: Partner

Date:  April 11, 2006